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                                                                   EXHIBIT 23.1











                           [FRANCIS & CO. LETTERHEAD]





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Community Bancshares, Inc. on Form S-8 of our report dated March 7, 1997, appearing in the Annual Report on Form 10-KSB of Community Bancshares, Inc. for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.







                                           /s/ Francis & Co., CPAs





Atlanta, Georgia
February 11, 1998